UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway, Suite 1800 Las Vegas, Nevada	89109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events

This Current Report on Form 8-K is filed for the purpose of updating the description of the common stock of Pinnacle Entertainment, Inc, a Delaware corporation (the “Company”), contained in the Registration Statement on Form 8-A filed November 21, 1997, as amended by Amendment No. 1 thereto filed August 10, 2001 (the “Form 8-A”). The second paragraph under the heading “Item 1. Description of Registrant’s Securities to be Registered” in the Form 8-A is hereby updated to read as follows:

“The authorized capital stock of the Company consists of 80,000,000 shares of Common Stock and 250,000 shares of preferred stock, par value $1.00 per share (“Preferred Stock”).”

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Certificate of Amendment of Restated Certificate of Incorporation of Pinnacle Entertainment, Inc., incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on July 16, 2003 (File No. 333-107081).

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: January 26, 2004	By:	/s/ JOHN A. GODFREY

John A. Godfrey Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 4.1	Certificate of Amendment of Restated Certificate of Incorporation of Pinnacle Entertainment, Inc., incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 filed on July 16, 2003 (File No. 333-107081).